EXHIBIT (a)(2)



                                   SCHEDULE A

                                       TO

             AMENDED AND RESTATED AGREEMENT AND DECLARATION OF TRUST

                                       OF

                                  FORWARD FUNDS

                         SCHEDULE OF SERIES AND CLASSES

----------------------------------------------------------------------------------------------------------------------

SERIES                                                                          CLASS OF SHARES

----------------------------------------------------------------------------------------------------------------------
Accessor Aggressive Growth Allocation Fund                                      Advisor Class
                                                                                Investor Class
                                                                                Institutional Class
                                                                                Class A
                                                                                Class C
----------------------------------------------------------------------------------------------------------------------
Accessor Balanced Allocation Fund                                               Advisor Class
                                                                                Investor Class
                                                                                Institutional Class
                                                                                Class A
                                                                                Class C
----------------------------------------------------------------------------------------------------------------------
Accessor Growth Allocation Fund                                                 Advisor Class
                                                                                Investor Class
                                                                                Institutional Class
                                                                                Class A
                                                                                Class C
----------------------------------------------------------------------------------------------------------------------
Accessor Growth & Income Allocation Fund                                        Advisor Class
                                                                                Investor Class
                                                                                Institutional Class
                                                                                Class A
                                                                                Class C
----------------------------------------------------------------------------------------------------------------------
Accessor Growth Fund                                                            Advisor Class
                                                                                Investor Class
                                                                                Institutional Class
                                                                                Class A
                                                                                Class C
----------------------------------------------------------------------------------------------------------------------
Accessor High Yield Bond Fund                                                   Advisor Class
                                                                                Investor Class
                                                                                Institutional Class
                                                                                Class A
                                                                                Class C
----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------

SERIES                                                                          CLASS OF SHARES

----------------------------------------------------------------------------------------------------------------------
Accessor Income Allocation Fund                                                 Advisor Class
                                                                                Investor Class
                                                                                Institutional Class
                                                                                Class A
                                                                                Class C
----------------------------------------------------------------------------------------------------------------------
Accessor Income & Growth Allocation Fund                                        Advisor Class
                                                                                Investor Class
                                                                                Institutional Class
                                                                                Class A
                                                                                Class C
----------------------------------------------------------------------------------------------------------------------
Accessor Intermediate Fixed-Income Fund                                         Advisor Class
                                                                                Investor Class
                                                                                Institutional Class
                                                                                Class A
                                                                                Class C
----------------------------------------------------------------------------------------------------------------------
Accessor International Equity Fund                                              Advisor Class
                                                                                Investor Class
                                                                                Institutional Class
                                                                                Class A
                                                                                Class C
----------------------------------------------------------------------------------------------------------------------
Accessor Limited Duration U.S. Government Fund                                  Advisor Class
                                                                                Investor Class
                                                                                Institutional Class
                                                                                Class A
                                                                                Class C
----------------------------------------------------------------------------------------------------------------------
Accessor Mortgage Securities Fund                                               Advisor Class
                                                                                Investor Class
                                                                                Institutional Class
                                                                                Class A
                                                                                Class C
----------------------------------------------------------------------------------------------------------------------
Accessor Short-Intermediate Fixed-Income Fund                                   Advisor Class
                                                                                Investor Class
                                                                                Institutional Class
                                                                                Class A
                                                                                Class C
----------------------------------------------------------------------------------------------------------------------
Accessor Small To Mid Cap Fund                                                  Advisor Class
                                                                                Investor Class
                                                                                Institutional Class
                                                                                Class A
                                                                                Class C
----------------------------------------------------------------------------------------------------------------------
Accessor Strategic Alternatives Fund                                            Advisor Class
                                                                                Investor Class
                                                                                Institutional Class
                                                                                Class A
                                                                                Class C
----------------------------------------------------------------------------------------------------------------------
Accessor Total Return Fund                                                      Advisor Class
                                                                                Investor Class
                                                                                Institutional Class
                                                                                Class A
                                                                                Class C
----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------

SERIES                                                                          CLASS OF SHARES

----------------------------------------------------------------------------------------------------------------------
Accessor U.S. Government Money Fund                                             Advisor Class
                                                                                Investor Class
                                                                                Institutional Class
                                                                                Class A
                                                                                Class C
----------------------------------------------------------------------------------------------------------------------
Accessor Value Fund                                                             Advisor Class
                                                                                Investor Class
                                                                                Institutional Class
                                                                                Class A
                                                                                Class C
----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
Forward Asia Ex-Japan Equities Fund                                             Advisor Class
                                                                                Investor Class
                                                                                Institutional Class
                                                                                Class A
                                                                                Class C
----------------------------------------------------------------------------------------------------------------------
Forward Eastern Europe Equities Fund                                            Advisor Class
                                                                                Investor Class
                                                                                Institutional Class
                                                                                Class A
                                                                                Class C
----------------------------------------------------------------------------------------------------------------------
Forward Emerald Banking and Finance Fund                                        Advisor Class
                                                                                Investor Class
                                                                                Institutional Class
                                                                                Class A
                                                                                Class C
----------------------------------------------------------------------------------------------------------------------
Forward Emerald Growth Fund                                                     Advisor Class
                                                                                Investor Class
                                                                                Institutional Class
                                                                                Class A
                                                                                Class C
----------------------------------------------------------------------------------------------------------------------
Forward Emerald Opportunities Fund                                              Advisor Class
                                                                                Investor Class
                                                                                Institutional Class
                                                                                Class A
                                                                                Class C
----------------------------------------------------------------------------------------------------------------------
Forward Global Emerging Markets Fund                                            Advisor Class
                                                                                Investor Class
                                                                                Institutional Class
                                                                                Class A
                                                                                Class C
----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------

SERIES                                                                          CLASS OF SHARES

----------------------------------------------------------------------------------------------------------------------
Forward Hoover Mini-Cap Fund                                                    Advisor Class
                                                                                Investor Class
                                                                                Institutional Class
                                                                                Class A
                                                                                Class C
----------------------------------------------------------------------------------------------------------------------
Forward Hoover Small Cap Equity Fund                                            Advisor Class
                                                                                Investor Class
                                                                                Institutional Class
                                                                                Class A
                                                                                Class C
----------------------------------------------------------------------------------------------------------------------
Forward International Equity Fund                                               Advisor Class
                                                                                Investor Class
                                                                                Institutional Class
                                                                                Class A
                                                                                Class C
----------------------------------------------------------------------------------------------------------------------
Forward International Fixed Income Fund                                         Advisor Class
                                                                                Investor Class
                                                                                Institutional Class
                                                                                Class A
                                                                                Class C
----------------------------------------------------------------------------------------------------------------------
Forward International Small Companies Fund                                      Advisor Class
                                                                                Investor Class
                                                                                Institutional Class
                                                                                Class A
                                                                                Class C
----------------------------------------------------------------------------------------------------------------------
Forward Large Cap Equity Fund                                                   Advisor Class
                                                                                Investor Class
                                                                                Institutional Class
                                                                                Class A
                                                                                Class C
----------------------------------------------------------------------------------------------------------------------
Forward Legato Fund                                                             Advisor Class
                                                                                Investor Class
                                                                                Institutional Class
                                                                                Class A
                                                                                Class C
----------------------------------------------------------------------------------------------------------------------
Forward Long/Short Credit Analysis Fund                                         Advisor Class
                                                                                Investor Class
                                                                                Institutional Class
                                                                                Class A
                                                                                Class C
----------------------------------------------------------------------------------------------------------------------
Forward Progressive Real Estate Fund                                            Advisor Class
                                                                                Investor Class
                                                                                Institutional Class
                                                                                Class A
                                                                                Class C
----------------------------------------------------------------------------------------------------------------------
Sierra Club Stock Fund                                                          Advisor Class
                                                                                Investor Class
                                                                                Institutional Class
                                                                                Class A
                                                                                Class C
----------------------------------------------------------------------------------------------------------------------